UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04316

Midas Series Trust
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY          10005
(Address of principal executive offices)     (Zipcode)

Jacob Bukhsbaum, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/13 - 12/31/13

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Shareholders.

DISCOVERING OPPORTUNITIES

MIDAS FUNDS

MIDAS Fund • MIDAS Magic • MIDAS Perpetual Portfolio

2013

DECEMBER 31

Annual Report

MIDAS FUNDS

Discovering Opportunities®

Inside

New Account Application

We believe that a quality investing
approach can provide an important
advantage in volatile markets.

We also believe that personal investment
planning can be successful by
following three simple rules.

Follow a regular monthly investment plan.

Manage your investment risk by diversifying among the three Midas Funds.

Commit to a long term investing approach.

MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
(Ticker: MIDSX)	(Ticker: MISEX)	(Ticker: MPERX)
Seeks primarily capital appreciation and protection against inflation and, secondarily, current income through investments primarily in precious metals and natural resource companies and gold, silver, and platinum bullion.
Seeks capital appreciation by investing in any security type in any industry sector and in domestic or foreign companies of any size.
Seeks to preserve and increase the purchasing power value of its shares over the long term by investing in gold, silver, Swiss franc assets, hard asset securities, and large capitalization growth stocks.

2013
December 31
ANNUAL REPORT

PRESIDENT ’S LETTER
TO OUR SHAREHOLDERS	1

PORTFOLIO COMMENTARY
Midas Fund	2
Midas Magic	3
Midas Perpetual Portfolio	4
Performance Graphs/Total Returns	5
Allocation of Portfolio Holdings	6
About Your Fund’s Expenses	7

FINANCIAL STATEMENTS
Schedule of Portfolio Investments
Midas Fund	8
Midas Magic	10
Midas Perpetual Portfolio	12
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Statements of Cash Flows	18
Notes to Financial Statements	19
Financial Highlights	27
Report of Independent Registered	29
Public Accounting Firm

SUPPLEMENTAL INFORMATION
Trustees & Officers of the Funds	30
Additional Information	32

ACCOUNT INFORMATION
Invest with Midas	33

OPENING YOUR NEW ACCOUNT
Instructions for Online and Paper Applications	34
New Account Paper Application	35

President’s Letter To Our Shareholders

The broad stock market, as measured by the S&P 500 Index, has now enjoyed five straight years of positive returns (gratifyingly, Midas Magic’s returns topped the index in 4 of these 5 years), with 2013 being its single best year since 1997. In view of this trend, however, many investors might conclude that it is “too late” to invest now. But, at Midas, we believe that it’s never too late to invest if one is pursuing a personal investment plan for the future – for example, retirement, college tuition, or other long term financial goals. While no plan can eliminate the risk of permanent loss, we also believe reaching these goals can be helped by following three basic rules: (1) follow a regular monthly investment plan; (2) manage your investment risk by diversifying; and (3) commit to a long term investing approach.

RULE 1
FOLLOW A REGULAR MONTHLY INVESTMENT  PLAN

To help Midas investors follow a regular monthly investment plan, we offer the Midas Bank Transfer Plan. With this Plan, you decide today to invest a certain amount each month in the future for as long as you  like and Midas will transfer the money from your bank account for investment in your designated Midas account. Investing the same amount regularly can reduce anxiety over investing in a rising or falling market or buying all of your shares at market highs. Although this strategy cannot assure a profit or protect against loss in a declining market, it can result in a lower average cost for your purchases. Of course, you should consider your ability to continue your purchases through periods of low price levels before undertaking such a strategy.

RULE 2
DIVERSIFY  TO  MANAGE RISK

To offer diversification, the three Midas Funds have been designed with differing investment objectives and policies. Midas Magic seeks capital appreciation. Midas Fund seeks primarily capital appreciation and protection against inflation and, second- arily, current income. Midas Perpetual Portfolio seeks to preserve and increase the purchasing power value of its shares over the long term. Interestingly, Midas Perpetual Portfolio seeks to regularly “re-balance” the allocations within its portfolio to increase its investment in currently out of favor but, hopefully, better value categories.

RULE 3
COMMIT TO  LONG  TERM  INVESTING  WITH QUALITY

To assist investors in committing to a long term investing approach in the face of market volatility, at Midas we emphasize quality investing. With quality holdings, we believe the Funds will be better positioned to ride out temporary market and economic reverses, and that can help keep the focus on the long term. Accordingly, Midas Magic concentrates its portfolio in some of the world’s strongest companies with global operations in finance, technology, and other industries. Midas Fund seeks mining companies offering financial strength, expanding production profiles, increasing cash flow, and other features. Midas Perpetual Portfolio seeks portfolio strength through investments in precious metals, stocks of large and “hard asset” companies, and Swiss bonds.

CONVENIENT  MIDAS  E-DELIVERY  NOW  AVAILABLE

For quick and convenient access to account information, Midas shareholders can easily opt for electronic delivery of their account statements, confirmations, annual and semi-annual reports, prospectuses, and other updates. Benefits of electronic delivery include getting all your Midas information more speedily, securely storing your account documents on the site for up to four years where you can view or print them at any time, and reducing the risk of identity theft. To sign up, just follow these three simple steps: (1) go to www.MidasFunds.com and log into “Account Access,” (2) after logging in, click on your account number and then select “Account Detail” from the left side menu, and (3) click on “Electronic Document Delivery.”
It’s easy to open a new account and start investing with Midas today.”

OPENING  AN ACCOUNT  WITH MIDAS  JUST  GOT EASIER

Along with being able to access  your Midas account online by logging into THE MIDAS  TOUCH® Account Access, new at Midas is the ability to open an account online. Visit www.MidasFunds.com and click “Open an Account” at the top menu bar. Whether to establish a new Roth IRA account for your retirement planning or to create a Coverdell Education Savings Account for your child, it’s easy  to follow the instructions to open a  new account and start investing with Midas today. If you  have any questions about the Midas Family of Funds or our attractive suite of shareholder services, please call us at 1-800-400-MIDAS (6432).

Thank you for investing with Midas!

Sincerely,

Thomas B. Winmill

President

Portfolio Commentary

MIDAS Fund

Midas Fund invests in gold, silver, platinum, and other natural resources companies in seeking its investment objectives of primarily capital appreciation and protection against inflation and, secondarily, current income. We are pleased to submit this 2013 Annual report and to welcome new shareholders attracted to its investment objectives and policies who haveinvested in the Fund directly or through one of the many brokerage firms making the Fund available to its customers.

Gold Prices, Financial Markets, and Returns

For all of 2013, gold prices averaged at about $1,410 per ounce, as compared with $1,667 in 2012 (all prices are based on the London p.m. fix). Interestingly, the year’s both high, $1,693, and low, $1,192, were reached in the first half of the year, but the average price in the second half was much lower, $1,299, than in the first half, $1,524. Likewise, while gold fell 28% in the first 6 months in 2013, the full year decline was 27%, representing a slight improvement for gold in the second half. Gold stocks (as measured by the NYSE Gold Bugs Index), however, continued the year to date decline from 49% at mid-year to over 55% at  year  end.  Midas  Fund’s  2013 return  was  relatively  good, at –46.72%, but wrenching in absolute terms. While in contrast broad equity markets were exceptionally robust in 2013,  a future recovery and outperformance by gold stocks relative to general equities might be in the offing as we  note increasing investor complacency on limited growth in the U.S. and other economies around the world.

Investment Strategy

In this environment, Midas Fund’s strategy in the year has been to re-balance its portfolio towards securities of higher quality senior and intermediate producers of precious metals and other natural resources, including energy. The Fund   has eliminated some of its exposure to smaller and exploring companies lacking access to capital markets. We continue to believe our patient focus on quality may be rewarded in the long term, and we anticipate better returns should the valuations of mining companies come back in balance with metal prices. Midas expects to continue emphasizing mining companies offering financial strength, expanding production profiles, increasing cash flow, promising exploration potential, and/or other special growth features. With a portfolio of what we consider to be generally strong companies at attractive valuations, we believe we can take a long term view to seek capital appreciation and, secondarily, current income.

Precious Metals Outlook

Gold has fallen far since the all-time high of $1,895 in September 2011,  and investor sentiment toward the metal and gold mining stocks seems to be hitting new lows. Moreover, additional risks to gold prices may arise from  a potential increase in U.S. interest rates and renewed market volatility, as inflation remains subdued. But, at Midas we believe that markets are cyclical in nature and that investor enthusiasm tends to wax and wane, often reflecting past trends rather than current value. More importantly, in our view the macroeconomic support for higher gold prices has not disappeared: U.S. economic policies of ultra-low Fed target interest rates and massive fiscal imbalances. Given this environment, and using its core strategy of “quality, with growth,” Midas Fund will remain focused on premier quality gold mining and other natural resource companies in 2014. By seeking quality investments with solid growth potential, we seek to address the  risks  inherent  in the  sector,  yet  position  Midas  Fund to benefit from positive trends.

TOP 10 HOLDINGS As of December 31, 2013	1 Freeport-McMoRan Copper & Gold Inc.	6 Alamos Gold Inc.
	2 Platinum Group Metals Ltd.	7 Goldcorp Inc.
	3 Rio Tinto plc ADR	8 Newmont Mining Corporation
	4 Kinross Gold Corporation	9 Centerra Gold Inc.
	5 BHP Billiton Limited	10 Randgold Resources Limited ADR

Top Ten Holdings comprise approximately 57% of total assets.

Portfolio Commentary

MIDAS Magic

We are pleased to submit this 2013 Annual Report for Midas Magic and to welcome our new shareholders who believe the Fund’s focused approach to quality companies makes it attractive for long term investing. In pursuit of its investment objective of capital appreciation, the Fund may invest in any security type (i.e., stocks, bonds, etc.) and in any industry sector, in domestic or foreign companies, and in companies of any size. In seeking to enhance returns, the Fund may use speculative investment techniques, such as leverage. In 2013, the Fund’s total return was 37.79%, including the reinvestment of dividends, compared to the S&P 500 Index return of 32.39%.

Economic and Market Report

Minutes of the December 2013 staff review of the economic situation with the Federal Open Market Committee (FOMC) of the Federal Reserve Bank suggest that economic activity has been expanding at a moderate pace, with total payroll employment increasing further, and the unemployment rate declining but remaining  elevated.  Interestingly,  households’  net  worth was noted to have likely expanded   as equity values and home prices increased and real disposable income rose. Not surprisingly given this increased prosperity, consumer sentiment by some measures has improved.

Investment Strategies

In this economic environment, the Fund’s disciplined strategy has been to seek the securities of quality companies with unique combinations of strength in operations, products, and finances with either growth or value characteristics. In the second half of the year, the Fund increased its leverage while moderating its concentrated positions. At December 31, 2013, the Fund’s investment portfolio totaled approximately $19.5 million, reflecting the use of $2.7 million of leverage (as compared to $0.2 million at June 30, 2013),  on net assets of $16.8 million. At December 31, 2013, the Fund’s top ten holdings comprised approximately 75% of its total assets (as compared to 83% at June 30, 2013), including some of the largest and best known U.S. companies with global operations in finance, technology, insurance, and banking. At year end, MasterCard Incorporated and Berkshire Hathaway, Inc. accounted for about 25% and 18%, respectively, of the  Fund’s  net  assets. These  holdings  and  allocations  are subject to change at any time.

Midas Magic paid a  distribution of $1.472381 per share on December 30, 2013 to shareholders of record as of December 27, 2013. Based on the Fund’s results and estimates for the year, the distribution was 100% from long term capital gains. The Fund’s distributions do not represent yield or investment return, and the amounts and sources of distributions reported above are only estimates and may be subject to changes based on tax regulations.

The Outlook for Opportunities in 2014

While we continue to anticipate gradual improvement in broad global economic data, we believe that investor and consumer sentiment has strengthened over the course of the year to levels that might begin to cause concern. Given current market complacency, however, we caution investors to expect greater market volatility during the course of the year. Nevertheless, we believe some securities – of higher quality companies – appear to offer good value. Our current view of financial markets suggests that the Fund may benefit during 2014 from its flexible portfolio approach and employing aggressive and speculative investment techniques as deemed  appropriate.

TOP 10 HOLDINGS As of December 31, 2013	1 MasterCard Incorporated	6 General Electric Company
	2 Berkshire Hathaway, Inc. Class B	7 Johnson & Johnson
	3 Google Inc.	8 International Business Machines Corporation
	4 Costco Wholesale Corp.	9 Cisco Systems, Inc.
	5 JPMorgan Chase & Co.	10 Franklin Resources, Inc.

Top Ten Holdings comprise approximately 75% of total assets.

Portfolio Commentary

MIDAS Perpetual Portfolio

We are delighted to submit this 2013 Annual Report for Midas Perpetual Portfolio and to welcome our new shareholders who are attracted to the Fund’s investment objective of seeking to preserve and increase the purchasing power value of its shares over the long term.

Economic and Market Report

The change in real GDP projected in December 2013 by the Fed’s board members and bank presidents has broadened to a 2.2% to 3.3% range for 2014, in contrast to the 3.0% to 3.5% range projected in June 2013,  perhaps reflecting greater uncertainty. In contrast, the World Bank recently raised its global growth forecast to 3.2% for 2014, from 3% midway through 2013. Encouragingly, improvement is expected from the Eurozone economy, which is forecasted to grow about 1.1% out of its recession, while Japan’s recovery is forecast to moderate at a 1.4% rate. With regard to China, the world’s second-largest economy, the World Bank forecasts decelerating 7.7% growth as consumption becomes a larger factor. For 2015, the World Bank forecasts continuing global expansion, increasing to a 3.4%  rate.

Commodities suffered from softer demand from emerging markets and a slowing Chinese economy. Although the Reuters/Jefferies CRB commodity index dipped 4.2% in 2013, the price of gold declined over 27%,  the largest annual decline since 1981, and silver fell almost 36%.

Investment Strategy and Returns

Notwithstanding this difficult environment for precious metals and hard asset investing, during 2013, Midas Perpetual Portfolio remained true to its core asset allocation strategy, which means the Fund generally seeks to invest a “Target Percentage” of its total assets in each of the following categories, consistent with tax planning and lower levels of portfolio turnover: gold, silver, Swiss franc assets, hard asset securities, and large capitalization growth stocks. Importantly, from time to time, the Fund may use  leverage to increase its investment in large capitalization growth stocks, and the Fund’s actual percentage of its total assets invested in a given investment category may vary from its target percentage, sometimes substantially.

Investment Category	Target Percentage
Gold	20%
Silver	10%
Swiss Franc Assets	20%
Hard Asset Securities	25%
Large Capitalization Growth Stocks	25%
Total	100%

Midas Perpetual Portfolio paid a distribution of $0.105457 per share on December 30, 2013 to shareholders of record as of December 27, 2013. Based on the Fund’s results and estimates for the year, the distribution was 100% from long term capital gains. The Fund’s distributions do not represent yield or investment return, and the amounts and sources of distributions reported above are only estimates and may be subject to changes based on tax regulations. In 2013, the Fund’s total return was -8.17%, including the reinvestment of dividends, compared to the S&P 500 Index return of 32.39%.

Contact Us for Information and Services

Midas Perpetual Portfolio’s long term investment objective makes it attractive for investment through our Traditional or Roth IRAs, Health Savings Accounts, and also our Education Savings Accounts.  For information,  simply  give  us  a  call  toll free  at 1-800-400-MIDAS (6432)  and we will be delighted to provide such information to you, a friend, or  a relative, or access the information, open your account, and monitor your investments online at www.MidasFunds.com.

TOP 10 HOLDINGS As of December 31, 2013	1 SPDR Gold Trust	6 Silver Wheaton Corp.
	2 Switzerland Government, 2.50% Notes, due 3/12/16	7 The Goldman Sachs Group, Inc.
	3 Switzerland Government, 3.00% Notes, due 1/08/18	8 Wells Fargo & Company
	4 iShares Silver Trust	9 AvalonBay Communities, Inc.
	5 MasterCard Incorporated	10 UnitedHealth Group Incorporated

Top Ten Holdings comprise approximately 62% of total assets.

Portfolio Commentary

PERFORMANCE GRAPHS/ Total Returns	(Unaudited) )

Results of $10,000 Investment
January 1, 2004 Through December 31, 2013

The performance graphs show returns of an initial investment of $10,000 in Midas Fund, Midas Magic, and Midas Perpetual Portfolio from 1/1/04 to 12/31/13. Midas Fund is compared to the S&P 500 and the Morningstar Category of Equity Precious Metals funds, an index of 73 funds, 49 of which have been in existence since 1/1/04. Midas Magic is compared to the S&P 500 and the Russell 2000. Midas Perpetual Portfolio is compared to the S&P 500 and the Lipper Mixed-Asset Target Allocation Moderate Index (“LMTAMI”). Results in each case reflect reinvestment of dividends, interest, and distributions but do not reflect a deduction for, if any, short term redemption fees, account expenses, or shareholder taxes. The S&P 500, a broad equity index, and the Russell 2000, a small company index, are unmanaged and fully invested in common stocks. The LMTAMI is an equally weighted average of the managed mixed-asset target allocation moderate funds tracked by Lipper which reflects certain of the market sectors in which the Fund may invest. You cannot invest directly in an index. The data presented represents past performance and cannot be used to predict future results.

Prior to December 29, 2008, Midas Perpetual Portfolio (formerly known as Midas Dollar Reserves, Inc.) operated as a money market fund and invested exclusively in securities issued by the U.S. Government, its agencies and instrumentalities. On December 29, 2008, the Fund began operating as a fluctuating net asset value fund pursuant to its current investment objective and policies. The performance included in the table and chart below for the periods commencing on or after January 1, 2004 reflects the Fund’s performance as a money market fund up to December 28, 2008 and thereafter as a fluctuating net asset value fund. The performance information shown also reflects the fees and expenses of the Fund as a money market fund.

Results of $10,000 Investment
January 1, 2004 Through December 31, 2013
	Value as of 12/31/13	% Aggregate Total Return*†	% Avg. Annual Return*†
Midas Fund	$6,789	(32.11)%	(3.80)%
Midas Magic	$19,060	90.60%	6.66%
Midas Perpetual Portfolio	$14,343	43.43%	3.67%
Equity Precious Metals	$10,944	9.45%	0.91%
Russell 2000	$23,947	139.47%	9.13%
LMTAMI	$17,551	75.51%	5.79%
S&P 500	$20,425	104.25%	7.40%

Average Annual Total Return for the Periods Ended December 31, 2013*
	1 Year	5 Years	10 Years
Midas Fund	(46.72)%	(7.61)%	(3.80)%
Midas Magic	37.79%	20.03%	6.66%
Midas Perpetual Portfolio	(8.17)%	5.17%	3.67%
* The returns shown do not reflect the deduction of taxes if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.
† For the 10 year period ended December 31, 2013.

Portfolio Commentary

ALLOCATION of Portfolio Holdings*

December 31, 2013
(Unaudited)

MIDAS FUND

- Major Precious Metals Producers (42.60%)
- Intermediate Precious Metals Producers (27.06%)
- Junior Precious Metals Producers (13.69%)
- Exploration and Project Development Companies (14.49%)
- Other Natural Resources Companies (14.79%)

MIDAS MAGIC

- Services Business Services (26.43%)
- First, Marine & Casualty Insurance (17.71%)
- Information Retrieval Services (12.05%)
- National Commercial Banks (8.41%)
- Other (8.29%)
- Pharmaceutical Preparations (7.44%)
- Variety Stores (7.11%)
- Petroleum Related (6.22%)
- Electronic & Other Electrical Equipment (6.03%)
- Computer Related (5.48%)
- Services Other (4.69%)
- Soap, Detergents, Cleaning Preparations, Perfume, Cosmetics (3.06%)
- Investment Advice (2.07%)
- Leather & Leather Products (2.01%)

MIDAS PERPETUAL PORTFOLIO

- Gold (23.54%)
- Silver (10.79%)
- Swiss Franc Assets (23.40%)
- Hard Asset Securities (29.45%)
- Large Capitalization Growth Stocks (37.40%)

*Each Fund's allocation of portfolio holdings uses approximate percentages of its net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors. Allocations less than 2% are combined into other categories.

6 | Midas Annual Report 2013

ABOUT Your Fund’s Expenses	(Unaudited) )

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees; and (2) ongoing costs, including management fees, distribution and service 12b-1 fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing cost of investing in other mutual funds. The example is based on  an investment of $1,000  made at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The  table  provides  information  about  actual  account  values and actual expenses for each Fund.  You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you  paid on your account during this period. The Fund may charge you a $20 annual small balance account fee if the value of those shares is less than $500. We will redeem shares automatically in one of your accounts to pay the $20 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, and IRAs (including traditional, Roth, Rollover, SEP, and SIMPLE-IRAs), and certain other retirement accounts.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may  not be used to estimate the actual ending account balance or expenses you  paid for the period. You  may  use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as redemption fees or small account fees. Therefore, the line labeled “hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher

EXPENSE ANALYSIS TABLE
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period July 1-December 31, 2013(a)	Annualized Expense Ratio
Midas Fund Actual	$1,000.00	$532.82	$11.67	3.02%
Hypothetical (b)	$1,000.00	$1,009.98	$15.30	3.02%
Midas Magic Actual	$1,000.00	$1,377.89	$20.20	3.37%
Hypothetical (b)	$1,000.00	$1,008.22	$17.06	3.37%
Midas Perpetual Portfolio Actual	$1,000.00	$918.33	$10.73	2.22%
Hypothetical (b)	$1,000.00	$1,014.01	$11.27	2.22%

(a) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half year, divided by 365, to reflect the one half year period.

(b) Assumes 5% total return before expenses.

Financial Statements
MIDAS Fund	Schedule of Portfolio Investments - December 31, 2013

Common Stocks (112.63%) Shares		Cost	Value
Major Precious Metals Producers (42.60%)
30,000	AngloGold Ashanti Ltd. ADR (a)	$1,365,206	$351,600
40,000	Barrick Gold Corp. (a)	1,354,592	705,200
50,000	Freeport-McMoRan Copper & Gold Inc.	1,617,565	1,887,000
55,000	Goldcorp Inc. (a)	2,725,806	1,191,850
62,000	Gold Fields Limited	383,699	198,400
319,369	Kinross Gold Corporation (a)	6,409,617	1,398,836
50,000	Newmont Mining Corporation (a)	2,970,435	1,151,500
27,500	Rio Tinto plc ADR (a)	1,424,679	1,551,825
50,000	Yamana Gold Inc.	433,965	431,000
		18,685,564	8,867,211
Intermediate Precious Metals Producers (27.06%)
13,000	Agnico Eagle Mines Limited	380,075	342,940
275,400	Centerra Gold Inc.	2,833,774	1,119,744
45,000	Compania de Minas Buenaventura S.A.A.	510,387	504,900
125,000	Eldorado Gold Corp. Ltd. (a)	2,212,200	711,250
8,700	Franco-Nevada Corporation (a)	379,809	354,438
175,000	Osisko Mining Corp. (b)	1,363,659	775,765
15,000	Randgold Resources Limited ADR (a)	1,201,989	942,150
1,145,001	Resolute Mining Ltd. (a) (b)	1,438,257	568,526
15,500	Silver Wheaton Corp.	380,170	312,945
		10,700,320	5,632,658
Junior Precious Metals Producers (13.69%)
100,000	Alamos Gold Inc. (a)	1,253,250	1,211,294
444,000	B2Gold Corp. (b)	895,814	896,901
85,000	Detour Gold Corp. (a) (b)	1,266,311	328,000
134,366	Hecla Mining Company	519,996	413,847
		3,935,371	2,850,042
Exploration and Project Development Companies (14.49%)
143,258	Ivanhoe Mines Ltd. Class B (b) (c)	0	203,870
45,237	Ivanhoe Mines Ltd. Class A (b) (c)	0	64,377
500,000	Northern Dynasty Minerals Ltd. (a) (b)	6,315,718	640,000
1,500,000	Platinum Group Metals Ltd. (a) (b)	3,159,430	1,755,000
1,000,000	Romarco Minerals Inc. (a) (b)	1,998,208	352,471
		11,473,356	3,015,718
Other Natural Resources Companies (14.79%)
19,000	BHP Billiton Limited	1,377,120	1,295,800
20,000	Canadian Natural Resources Limited	627,610	676,800
25,000	Cliff Natural Resources Inc.	737,938	655,250
25,000	Cloud Peak Energy Inc. (b)	401,470	450,000
		3,144,138	3,077,850
Total common stocks		47,938,749	23,443,479

See notes to financial statements.

Financial Statements
MIDAS Fund	Schedule of Portfolio Investments continued

Shares		Cost	Value
Warrants (0.0%) (b)
Units
7,150	Kinross Gold Corp., expiring 9/17/14 (d)	$-	$101

MONEY MARKET FUND (0.40%)
84,163	SSgA Money Market Fund, 7 day annualized yield 0.07%	84,163	84,163

Securities held as Collateral on Loaned Securities (0.01%)
693	State Street Navigator Securities Lending Prime Portfolio	693	693
Total investments (113.04%)	$48,023,605	23,528,436

Liabilities in excess of other assets (-13.04%)		(2,713,522)

Net assets (100.00%)		$20,814,914

(a)  All or a portion of these securities, have been segregated as collateral pursuant to the bank credit facility. As of December 31, 2013, the value of securities pledged as collateral was $13,215,250.
(b)  Non-income producing.
(c)  Illiquid and/or restricted security that has been fair valued (Note 6).
(d)  All or a portion of this security was on loan under an agreement with the Fund’s custodian (Note 8).

ADR means American Depositary Receipt.

See notes to financial statements.

Financial Statements

MIDAS Magic	Schedule of Portfolio Investments - December 31, 2013

Common Stocks (117.00%)
Shares		Cost	Value
Arrangement of Transportation of Freight & Cargo (1.31%)
3,750	C.H. Robinson Worldwide, Inc.	$228,070	$218,775
Cigarettes (1.82%)
6,000	Lorillard, Inc.	306,413	304,080
Computer & Office Equipment (2.80%)
2,500	International Business Machines Corporation (a)	511,591	468,925
Computer Communications Equipment (2.68%)
20,000	Cisco Systems, Inc.	432,042	449,000
Crude Petroleum & Natural Gas (3.16%)
3,000	Apache Corporation	271,366	257,820
10,000	Chesapeake Energy Corp.	176,175	271,400
		447,541	529,220
Electronic & Other Electrical Equipment (6.03%)
36,000	General Electric Company (a)	435,510	1,009,080
Fire, Marine & Casualty Insurance (17.71%)
25,000	Berkshire Hathaway, Inc. Class B (a) (b)	853,901	2,964,000
Information Retrieval Services (12.05%)
1,800	Google Inc. (a) (b)	685,024	2,017,278
Investment Advice (2.07%)
6,000	Franklin Resources, Inc.	229,562	346,380
In Vitro & In Vivo Diagnostic Substances (1.50%)
12,000	Myriad Genetics, Inc. (b)	304,776	251,760
Leather & Leather Products (2.01%)
6,000	Coach, Inc.	304,542	336,780
National Commercial Banks (8.41%)
19,400	JPMorgan Chase & Co. (a)	691,858	1,134,512
6,000	Wells Fargo & Company	206,324	272,400
		898,182	1,406,912
Petroleum Refining (3.06%)
2,000	Chevron Corp.	223,439	249,820
2,600	Exxon Mobil Corp.	228,219	263,120
		451,658	512,940

Financial Statements

MIDAS Magic	Schedule of Portfolio Investments continued

Common Stocks (concluded)
Shares		Cost	Value
Pharmaceutical Preparations (7.44%)

4,000	AstraZeneca PLC	$192,390	$237,480
11,000	Johnson & Johnson (a)	669,169	1,007,490
		861,559	1,244,970
Retail - Drug Stores and Proprietary Stores (1.68%)
4,000	Express Scripts Holding Company (b)	246,700	280,960
Services - Business Services (26.43%)
3,000	Accenture plc	184,642	246,660
5,000	MasterCard Incorporated (a)	468,588	4,177,300
		653,230	4,423,960
Services - Computer Integrated Systems Designs (1.86%)
5,600	Cerner Corp. (b)	205,625	312,144
Services - Computer Processing & Data Preparation (1.45%)
3,000	Automatic Data Processing, Inc.	170,990	242,430
Services - Personal Services (1.38%)
7,000	Weight Watchers International, Inc.	276,117	230,510
Soap, Detergents, Cleaning Preparations, Perfume, Cosmetics (3.06%)
3,000	Church & Dwight Co., Inc.	169,642	198,840
3,000	Ecolab Inc.	194,123	312,810
		363,765	511,650
Surgical & Medical Instruments & Apparatus (1.98%)
3,000	Becton, Dickinson and Company (a)	210,947	331,470
Variety Stores (7.11%)
10,000	Costco Wholesale Corp. (a)	692,696	1,190,100

Total common stocks (117.00%)	$9,770,441	19,583,324

Liabilities in excess of other assets (-17.00%)		(2,845,417)

Net assets (100.00%)		$16,737,907

(a)All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility. As of December 31, 2013, the value of securities pledged as collateral was $14,301,155.
(b)Non-income producing.

See notes to financial statements.

Financial Statements

MIDAS Perpetual Portfolio	Schedule of Portfolio Investments - December 31, 2013

Shares		Cost	Value
Gold (23.54%)
15,671	SPDR Gold Trust (a) (b)	$1,578,638	$1,820,500
Silver (10.79%)
24,643	iShares Silver Trust (a) (b)	302,396	461,071
18,500	Silver Wheaton Corp. (a)	669,176	373,515
		971,572	834,586
Swiss Franc Assets (23.40%) (c)
907,000	Switzerland Government 2.50% Notes, due 3/12/16	930,364	1,078,235
585,000	Switzerland Government 3% Notes, due 1/08/18	707,120	731,605
		1,637,484	1,809,840
Hard Asset Securities (29.45%)
Agricultural Chemicals (2.77%)
2,678	Syngenta AG (a)	170,440	214,079
Crude Petroleum & Natural Gas (5.16%)
750	CNOOC Limited	145,128	140,745
2,717	Contango Oil & Gas Company (b)	157,155	128,405
1,182	PetroChina Company Limited	141,065	129,713
		443,348	398,863
Metal Mining (8.19%)
11,000	Anglo American PLC ADR	205,453	119,790
1,800	BHP Billiton Limited	147,390	122,760
10,000	First Quantum Minerals Ltd.	215,450	180,141
2,249	Rio Tinto plc ADR	159,432	126,911
5,500	Vale S.A.	147,761	83,875
		875,486	633,477
Mining & Quarrying of Nonmetallic Minerals (0.90%)
2,694	Sociedad Quimica Y Minera De Chile S.A.	154,921	69,721
Miscellaneous Metal Ores (1.05%)
3,898	Cameco Corp.	155,237	80,961
Petroleum Refining (2.72%)
2,079	Exxon Mobil Corp. (a)	161,883	210,395

See notes to financial statements.

Financial Statements

MIDAS Perpetual Portfolio	Schedule of Portfolio Investments continued

Shares		Cost	Value
Real Estate Investment Trusts (6.23%)
2,250	AvalonBay Communities, Inc. (a)	$301,652	$266,018
2,825	PS Business Parks, Inc.	165,852	215,887
		467,504	481,905
Steel Works, Blast Furnaces & Rolling Mills (2.43%)
3,519	Nucor Corp.	160,522	187,844

Total hard asset securities		2,589,341	2,277,245

Large Capitalization Growth Stocks (37.40%)
Computer & Office Equipment (2.91%)
1,200	International Business Machines Corporation (a)	227,554	225,084
Hospital and Medical Service Plans (3.41%)
3,500	UnitedHealth Group Incorporated (a)	157,271	263,550
Life Insurance (1.94%)
3,180	China Life Insurance Company Ltd. ADR	191,727	150,255
National Commercial Banks (3.60%)
6,140	Wells Fargo & Company (a)	196,956	278,756
Pharmaceutical Preparations (3.12%)
3,000	Novartis AG (a)	167,147	241,140
Retail - Variety Stores (3.36%)
3,300	Wal-Mart Stores, Inc. (a)	226,239	259,677
Security Brokers, Dealers & Flotation Companies (4.36%)
1,900	The Goldman Sachs Group, Inc. (a)	225,829	336,794
Services - Business Services, NEC (5.13%)
475	MasterCard Incorporated (a)	225,462	396,843
Services - Prepackaged Software (3.39%)
6,994	Microsoft Corp. (a)	181,291	261,785

See notes to financial statements.

Financial Statements

MIDAS Perpetual Portfolio	Schedule of Portfolio Investments concluded

Shares		Cost	Value
State Commercial Banks (3.52%)
10,639	Banco Bradesco S.A.	$196,950	$133,307
10,230	Itau Unibanco Holding S.A.	160,941	138,821
		357,891	272,128
Telephone Communications (2.66%)
3,935	China Mobile Ltd. ADR (a)	199,078	205,761

Total large capitalization growth stocks		2,356,445	2,891,773

Total investments (124.58%)		$9,133,480	9,633,944

Liabilities in excess of other assets (-24.58%)			(1,915,502)

Net assets (100.00%)			$7,718,442
(a) All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility. As of December 31, 2013, the value of securities pledged as collateral was $5,156,168.
(b) Non-income producing.
     (c) Principal amount denominated in Swiss francs.

    ADR means American Depositary Receipt.

See notes to financial statements.

Financial Statements

STATEMENTS of Assets and Liabilities

December 31, 2013	MIDAS	MIDAS	MIDAS
	Fund	Magic	Perpetual Portfolio
Assets
Investments, at cost	$48,023,605	$9,770,441	$9,133,480
Investments, at value	$23,528,436	$19,583,324	$9,633,944
Receivables
Dividends	5,964	12,930	7,679
Fund shares sold	3,877	-	-
Interest	-	-	25,881
Foreign withholding taxes reclaimed	-	-	50,780
Other assets	28,441	10,655	9,006
Total assets	23,566,718	19,606,909	9,727,290
Liabilities
Bank credit facility borrowing	2,529,357	2,738,456	1,906,441
Payables
Accrued expenses	164,562	79,443	89,703
Fund shares redeemed	20,242	12,493	1,341
Administrative services	18,416	12,210	6,359
Investment management fees	13,361	12,218	3,336
Distribution fees	5,173	14,182	1,668
Collateral on securities loaned, at value	693	-	-
Total liabilities	2,751,804	2,869,002	2,008,848
Net assets	$20,814,914	$16,737,907	$7,718,442
Shares outstanding, $0.01 par value	15,052,417	687,988	7,202,077
Net asset value, offering, and redemption price per share	$1.38	$24.33	$1.07
Net assets consist of
Paid in capital	$80,357,621	$6,529,747	$7,143,631
Accumulated net realized gain (loss)	(35,047,533)	395,277	70,755
Net unrealized appreciation (depreciation) on
investments and foreign currencies	(24,495,174)	9,812,883	504,056
	$20,814,914	$16,737,907	$7,718,442

See notes to financial statements.

Financial Statements

STATEMENTS of Operations

For the Year Ended December 31, 2013	MIDAS	MIDAS	MIDAS
	Fund	Magic	Perpetual Portfolio

Investment income
Dividends	$524,255	$189,720	$141,825
Foreign tax withholding	(35,291)	-	(6,621)
Interest	-	-	13,888
Total investment income	488,964	189,720	149,092
Expenses
Investment management	285,389	142,879	52,294
Transfer agent	153,050	49,550	29,930
Administrative services	99,275	54,905	34,550
Legal	81,554	21,500	6,500
Distribution	71,347	149,005	26,147
Registration	41,245	31,375	32,850
Auditing	27,375	21,900	20,075
Interest on bank credit facility	16,858	8,691	12,179
Trustees	15,020	11,196	4,400
Insurance	13,660	3,885	4,239
Custodian	8,155	4,986	6,210
Other	46,558	2,296	2,723
Total expenses	859,486	502,168	232,097
Less contractual investment management fee waiver	-	-	(43,630)
Net expenses	859,486	502,168	188,467
Net investment loss	(370,522)	(312,448)	(39,375)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(10,169,989)	1,261,941	783,365
Foreign currencies	70,996	-	(303)
Unrealized appreciation (depreciation) on
Investments	(9,637,328)	3,805,183	(1,718,761)
Translation of assets and liabilities in foreign currencies	10	-	156
Net realized and unrealized gain (loss)	(19,736,311)	5,067,124	(935,543)
Net increase (decrease) in net assets resulting
from operations	$(20,106,833)	$4,754,676	$(974,918)

See notes to financial statements.

Financial Statements

STATEMENTS of Changes in Net Assets

For the Years Ended December 31, 2013 and 2012	MIDAS Fund		MIDAS Magic		MIDAS Perpetual Portfolio
	2013	2012	2013	2012	2013	2012
Operations
Net investment loss	$(370,522)	$(836,524)	$(312,448)	$(404,731)	$(39,375)	$(224,327)
Net realized gain (loss)	(10,098,993)	(10,973,786)	1,261,941	3,212,848	783,062	(115,870)
Unrealized appreciation (depreciation)	(9,637,318)	(6,998,018)	3,805,183	(821,933)	(1,718,605)	1,074,954

Net increase (decrease) in net assets resulting from operations	(20,106,833)	(18,808,328)	4,754,676	1,986,184	(974,918)	734,757

Distributions to shareholders
Net realized gains	-	-	(960,326)	-	(694,390)	-

Total distributions	-	-	(960,326)	-	(694,390)	-

Capital share transactions
Change in net assets resulting from capital share transactions (a)	(3,965,959)	(9,294,000)	(301,609)	(510,499)	(5,127,746)	(1,679,147)
Redemption fees	4,047	13,110	498	995	204	1,008

Decrease in net assets resulting from capital share transactions	(3,961,912)	(9,280,890)	(301,111)	(509,504)	(5,127,542)	(1,678,139)

Total change in net assets	(24,068,745)	(28,089,218)	3,493,239	1,476,680	(6,796,850)	(943,382)

Net assets

Beginning of period	44,883,659	72,972,877	13,244,668	11,767,988	14,515,292	15,458,674

End of period (b)	$20,814,914	$44,883,659	$16,737,907	$13,244,668	$7,718,442	$14,515,292

(a) Capital share transactions were as follows:
Value
Shares sold	$3,874,585	$5,939,238	$908,330	$1,060,123	$749,471	$2,517,942
Shares issued on reinvestment of distributions Shares redeemed	-	-	892,089	-	688,526	-
	(7,840,544)	(15,233,238)	(2,102,028)	(1,570,622)	(6,565,743)	(4,197,089)
Net decrease	$(3,965,959)	$(9,294,000)	$(301,609)	$(510,499)	$(5,127,746)	$(1,679,147)

Number
Shares sold	2,264,101	2,030,808	41,194	60,346	611,800	1,974,070
Shares issued on reinvestment of distributions	-	-	36,802	-	643,482	-
Shares redeemed	(4,562,161)	(5,115,432)	(97,211)	(88,438)	(5,407,532)	(3,320,063)

Net decrease	(2,298,060)	(3,084,624)	(19,215)	(28,092)	(4,152,250)	(1,345,993)

(b) End of period net assets include undistributed net investment income (loss)	$-	$(1,859,608)	$-	$-	$-	$-

See notes to financial statements.

Financial Statements

STATEMENTS of Cash Flows

For the Year Ended December 31, 2013	MIDAS	MIDAS	MIDAS
	Fund	Magic	Perpetual Portfolio
Cash flows from operating activities
Net (decrease) increase in net assets resulting from operations	$(20,106,833)	$4,754,676	$(974,918)
Adjustments to reconcile change in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sales of long term investments	13,167,304	2,089,715	3,999,466
Purchase of long term investments	(5,133,116)	(2,370,026)	-
Unrealized depreciation (appreciation) of investments
and foreign currencies	9,637,328	(3,805,183)	1,722,854
Net realized loss (gain) on sales of investments and
foreign currencies	10,098,993	(1,261,941)	(775,444)
Net (purchases) sales of short term investments	(13,163)	2,959	(412)
Amortization of premium of investment securities	-	-	45,316
Decrease (increase) in dividends receivable	21,690	(4,325)	6,865
Decrease in interest receivable	-	-	10,877
Increase in foreign withholding taxes reclaimed	-	-	(3,952)
Decrease (increase) in other assets	4,912	(1,911)	425
Decrease in accrued expenses	(28,009)	(45,947)	(47,203)
(Decrease) increase in investment management fees payable	(20,778)	2,270	3,336
(Decrease) increase in distribution fees payable	(5,195)	2,592	(1,413)
Increase in administrative services payable	6,260	7,305	622
Net cash provided by operating activities	7,629,393	(629,816)	3,986,419
Cash flows from financing activities
Net shares redeemed	(3,968,016)	(1,224,396)	(5,813,195)
Bank credit facility (repayment) borrowing-net	(3,661,377)	1,922,449	1,832,640
Cash distributions paid to shareholders	-	(68,237)	(5,864)
Net cash used in financing activities	(7,629,393)	629,816	(3,986,419)
Net change in cash	-	-	-
Cash
Beginning of period	-	-	-
End of period	$-	$-	$-
Supplemental disclosure of cash flow information
Cash paid for interest and fees on bank line of credit	$16,978	$7,169	$11,242
Noncash financing activities consisting of reinvestment
of distributions	$-	$892,089	$688,526

See notes to financial statements.

Financial Statements

NOTES to Financial Statements	December 31, 2013

1 ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES  Midas Fund, Midas Magic, and Midas Perpetual Portfolio (each individually, a “Fund”, and collectively, the “Funds”) are each  a series of shares of Midas Series Trust (the “Trust”), a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended   (the “Act”), as an  open end management investment company. Each Fund is a distinct portfolio with its own investment objective and policies. The investment objectives of Midas Fund are primarily capital appreciation and protection against inflation and, secondarily, current income, and it invests primarily in precious metals and natural resource companies and bullion. The investment objective of Midas Magic is capital appreciation, which it seeks by investing aggressively in any security type in any industry sector and in domestic or foreign companies of any size. The investment objective of Midas Perpetual Portfolio is to preserve and increase the purchasing power value of its shares over the long term with a policy of investing a fixed target percentage of its total assets in gold, silver, Swiss franc assets, hard asset securities, and large capitalization growth stocks. The Trust retains Midas Management Corporation as its Investment Manager.

The Funds formerly were three Maryland corporations called Midas Fund, Inc., Midas Magic, Inc., and Midas Perpetual Portfolio, Inc. Immediately after the close of business on October 12, 2012, the Funds reorganized into the Trust. As a result of the reorganization, shareholders of each Maryland corporation acquired shares of the corresponding series of the Trust equal in number and in value to the shares of the respective Maryland corporation they held at the time of the reorganization. References to a Fund  in this report refer to the Maryland corporation prior to the reorganization and the series of the Trust afterwards.

Each Fund currently offers one class of shares. Each class has identical rights and privileges, except with respect to voting rights on matters affecting a single class of shares.

The Funds impose a short term trading redemption fee on any Fund shares that are redeemed or exchanged within 30 days following their purchase date. The redemption fee is 1% of the amount redeemed. Such fees are retained by the Funds for the benefit of the remaining shareholders and are accounted for as an addition to paid in capital.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Other debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Trust’s Board of Trustees, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had  a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may  cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Investments in Other Investment Companies – Each Fund may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules. Shareholders in a Fund  that so invests bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. The expenses incurred by the Funds that are disclosed in the Statement of Operations do not include fees and  expenses incurred by the Acquired Funds. The fees and  expenses of the Acquired Funds are reflected in such Fund’s total return.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Financial Statements

NOTES to Financial Statements	continued

Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by a Fund  as an unrealized gain or loss. When a contract is closed, a Fund  records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably.

Derivatives – The Funds may  use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial contracts that derive their values from other securities or commodities, or that are based on indices. Derivatives are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of the asset underlying a  contract in which case  the recognition of gain or loss is postponed until the disposal of the asset. The Funds risk loss if counterparties fail to meet the terms of the contract. Derivative contracts include, among other things, options, futures, forward currency contracts, and swap agreements.

Short Sales – Midas Fund and Midas Magic each may sell a security short it does not own in anticipation of a decline in the value of the security. When a Fund  sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. A Fund is liable for any dividends or interest paid on securities sold short. A gain limited to the price at which a Fund sold the security short or a loss, unlimited in size, normally is recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as a Fund’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date or in the case  of certain foreign securities, as soon as a practicable after a Fund  is notified. Taxes withheld on income from foreign securities have been provided for in accordance with a Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by a Fund  are charged to that Fund. Expenses deemed by the Investment Manager to have been incurred jointly by a Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, an internally managed investment company with substantially similar officers and trustees, or other entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Funds’ custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. No credits were realized by the Funds during the periods covered by this report.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been  made  for U.S. income taxes because each Fund   intends to qualify as a regulated investment company under the Internal Revenue Code (the “IRC”) and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by a Fund  may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund  invests. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds have reviewed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for all open tax years (2010 - 2012) or expected to be taken in the Funds’2013 tax returns.

New Accounting Guidance – On January 1, 2013, the Funds adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the Funds’ net assets or results of operations.

2 FEES AND TRANSACTIONS WITH RELATED PARTIES  The Trust has retained the Investment Manager pursuant to an investment management agreement that provides for  a management fee payable monthly and based on the average daily net assets of each Fund. With respect to Midas Fund, the management fee is 1% on the first $200 million, .95% from $200 million to $400 million,.90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion, and .75%over $1 billion. With respect to Midas Magic, the management fee is 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. With respect to Midas Perpetual Portfolio, the management fee is .50% of the first $250 million, .45% from $250 million to $500 million, and .40% over $500 million.

Financial Statements

NOTES to Financial Statements	continued

The Investment Manager contractually agreed with Midas Perpetual Portfolio to waive its fee for the period from October 15, 2012 to October 15, 2013.

The Trust on behalf of each Fund  has adopted a plan of distribution pursuant to Rule 12b-1 under the Act. Under the plan and a related distribution agreement, each Fund pays the Distributor, Midas Securities Group, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Fund and Midas Perpetual Portfolio) or 1.00% (Midas Magic) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds’ shares. In addition, Midas Fund, Midas Magic, and Midas Perpetual Portfolio each reimbursed the Distributor $30,539, $1,390, and $2,643, respectively, for payments made to certain brokers for record keeping services for the year ended December 31, 2013.

Certain officers and trustees of the Trust are officers and directors of the Investment Manager and the Distributor.

Pursuant to the current and prior investment management agreements, the Funds reimburse the Investment Manager for providing certain administrative services at cost comprised of compliance and accounting services. For the year ended December 31, 2013, the Funds incurred administrative services expenses as follows:

	MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
Compliance	$60,550	$34,090	$21,890
Accounting	38,725	20,815	12,660
Total	$99,275	$54,905	$34,550

3 DISTRIBUTABLE EARNINGS   The tax character of distributions paid by the Funds are summarized as follows:

	MIDAS Fund		MIDAS Magic		MIDAS Perpetual Portfolio
Distributions paid from:	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2013	2012	2013	2012	2013	2012

Long term capital gains	$-	$-	$960,326	$-	$694,390	$-

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
Accumulated net realized loss on investments	$(32,503,611)	$-	$-
Undistributed capital gains	-	395,277	70,755
Net unrealized appreciation (depreciation)	(24,495,196)	9,812,883	504,056
Post-October losses	(2,543,900)	-	-
Total	$(59,542,707)	$10,208,160	$574,811

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

GAAP requires certain components related to permanent differences of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or net asset value per share. These differences, which may result in distribution reclassifications, are primarily due to net operating losses and foreign currency gains and losses. As of December 31, 2013, the Funds recorded the following financial reporting reclassifications to the net asset accounts to reflect those differences.

Financial Statements

NOTES to Financial Statements	continued

	MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
Decrease in accumulated undistributed net investment loss	$2,230,130	$312,446	$39,375
Increase in accumulated net realized gain (loss) on investments	$(70,996)	$-	$86,609
Decrease in paid in capital	$(2,159,134)	$(312,446)	$(125,984)

Under the IRC, capital losses incurred in taxable years beginning after December 22, 2010, are allowed to be carried forward indefinitely and retain the character of the original loss. Capital loss carryover is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryover actually available for  a Fund to utilize based on the results of future transactions. As a transition rule the Act requires that post-enactment net capital losses be utilized before pre-enactment net capital losses.

At December 31, 2013, Midas Fund had net a capital loss carryover of $32,503,611 of which $8,643 of short term and $21,181,463 of long term losses may be carried forward indefinitely and $11,313,505  expires in 2017.

4 VALUE MEASUREMENTS  A hierarchy established by GAAP prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from  security to security and is affected by  a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common  and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Bonds – The fair value of bonds is estimated using various techniques, which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most bonds may be categorized in level 2 of the fair value hierarchy, in instances where lower relative consideration is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

Financial Statements

NOTES to Financial Statements	continued

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2013 in valuing each Fund’s assets. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.

MIDAS FUND	Level 1	Level 2	Level 3	Total
Assets Investments, at value
Common stocks	$23,175,232	$268,247	$-	$23,443,479
Warrants	101	-	-	101
Money market fund	84,163	-	-	84,163
Securities held as collateral on loaned securities	693	-	-	693
Total investments, at value	$23,260,189	$268,247	$-	$23,528,436

MIDAS MAGIC	Level 1	Level 2	Level 3	Total
Assets Investments, at value
Common stocks	$19,583,324	$-	$-	$19,583,324
Total investments, at value	$19,583,324	$-	$-	$19,583,324

MIDAS PERPETUAL PORTFOLIO	Level 1	Level 2	Level 3	Total
Assets Investments, at value
Gold	$1,820,500	$-	$-	$1,820,500
Silver	834,586	-	-	834,586
Swiss franc assets	-	1,809,840	-	1,809,840
Hard asset securities	2,277,245	-	-	2,277,245
Large capitalization growth stocks	2,891,773	-	-	2,891,773
Total investments, at value	$7,824,104	$1,809,840	$-	$9,633,944

There were no securities that transferred from level 1 at December 31, 2012 to level 2 at December 31, 2013 for any of the Funds. Transfers from level 1 to level 2, or from level 2 to level 1 are valued utilizing values at the beginning of the period.

Financial Statements

NOTES to Financial Statements	continued

5 INVESTMENT TRANSACTIONS  At December 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are summarized as follows:

	Federal Income	Gross Unrealized		Net Unrealized
	Tax Cost	Appreciation	(Depreciation)	Appreciation (Depreciation)
Midas Fund	$48,023,626	$763,736	$(25,258,926)	$(24,495,190)
Midas Magic	$9,770,441	$9,979,346	$(166,463)	$9,812,883
Midas Perpetual Portfolio	$9,133,480	$1,407,434	$(906,970)	$500,464

Purchases and proceeds from sales or maturities of investment securities, excluding short term securities, for the year ended December 31, 2013 were as follows:

	MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
Purchases	$5,133,116	$2,370,026	$-
Proceeds	$13,167,304	$2,089,715	$3,999,466

6  ILLIQUID AND RESTRICTED  SECURITIES   Midas Fund owns securities which have  a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had  a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned at December 31, 2013 were as follows:

	Acquisition Date	Cost	Value
Ivanhoe Mines Ltd. Class B	4/30/97	$0	$203,870
Ivanhoe Mines Ltd. Class A	4/30/97	0	64,377
Total		$0	$268,247
Percent of net assets		0.0%	1.29%

7 BORROWING AND SECURITIES LENDING Midas Fund has entered into a Committed Facility Agreement (“CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Fund to adjust its credit facility up to $25,000,000 subject to BNP’s approval, and a Lending Agreement, as defined below. Midas Magic and Midas Perpetual Portfolio have each entered into a Lending Agreement with BNP pursuant to which BNP may make loans to each such Fund from time to time in its sole discretion and in amounts determined by BNP in its sole discretion. Borrowings under the CFA and each Lending Agreement (collectively, the “Lending Agreements”) are secured by assets of the borrowing Fund (the “pledged collateral”) that are held in a segregated account with the Fund’s custodian. Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance. Because Midas Fund adjusts the facility amount each day to equal borrowing drawn that day, the annualized rate charge on undrawn facility amounts provided for by the CFA has not been incurred.

The Lending Agreements provide that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by each Fund to BNP. BNP may re-register the Lent Securities in its own name or in another name other than the Fund and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. A Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund.  BNP must remit payment to a Fund  equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

Financial Statements

NOTES to Financial Statements	continued

Lent Securities are marked to market daily and, if the value of the Lent Securities exceeds the value of the then outstanding borrowings owed by a Fund to BNP (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Funds’ custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Funds’ custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Funds may recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Funds can recall any of the Lent Securities and BNP is obligated to, to the extent commercially possible, return such security or equivalent security to the Funds’ custodian no later than three business days after such request. If a Fund  recalls a Lent Security and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP normally remains liable to the Funds’ custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Funds also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings. The Funds earn securities lending income consisting of payments received from BNP for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. There were no Lent Securities as of and for the year ended December 31, 2013 for Midas Fund, Midas Magic, or Midas Perpetual Portfolio.

The outstanding loan balance and the value of eligible collateral investments at December 31, 2013, and the average daily amount outstanding, the maximum amount outstanding, and weighted average interest rate under the CFA for the year ended December 31, 2013 were as follows:

	MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
Outstanding balance	$2,529,357	$2,738,456	$1,906,441
Value of eligible collateral	$13,215,250	$14,301,155	$5,156,168
Average daily amount outstanding	$1,417,157	$829,200	$1,164,400
Maximum outstanding during the period	$6,861,703	$2,740,875	$2,432,166
Weighted average interest rate	1.14%	1.03%	1.04%

8 SECURITIES LENDING    Under an agreement with the Funds’ custodian, the Funds may lend their securities to qualified financial institutions. The Funds receive compensation in the form of fees, or retain a portion of the returns on the investment of any cash received as collateral. The Funds receive as collateral cash, U.S. Government securities, or bank letters of credit valued greater than the value of the securities on loan. Cash is invested in a money market fund. The value of the loaned securities is determined based upon the most recent closing prices and any additional required collateral is to be delivered to the Funds on the next business day. Any increase or decrease in the value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan is retained by the Funds. The Funds have the right under the lending agreement to recover the loaned securities from the borrower on demand. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default.

The value of loaned securities and related collateral outstanding as of December 31, 2013 were as follows:

	MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
Value of securities loaned	$10	$-	$-
Value of related collateral	$693	$-	$-

Financial Statements

NOTES to Financial Statements	concluded

9 PORTFOLIO CONCENTRATION    Each Fund operates as a “non-diversified” investment company, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Act and the amount of the outstanding voting securities of a particular issuer held by a Fund is not limited. Each Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the IRC, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of a Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause a Fund’s net asset value to be more volatile and thus may subject shareholders to more risk. As of December 31, 2013, Midas Magic held approximately 18% and 25% of its net assets in Berkshire Hathaway, Inc. and MasterCard Incorporated, respectively, primarily as a result of market appreciation since the time of purchase. Thus, the volatility of the Fund’s net assets value and its performance in general, depends disproportionately more on the respective performance of a single issuer than that of a more diversified fund.

10 FOREIGN SECURITIES RISK    Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments, which could adversely affect the value of such securities. Moreover, securities in foreign issuers and markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

11 CONTINGENCIES   The Funds indemnify officers and trustees for certain liabilities that might arise from their performance of their duties for the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Funds under circumstances that have not occurred.

Financial Statements

FINANCIAL Highlights

	For the Year Ended December 31,
MIDAS FUND	2013	2012	2011	2010	2009
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$2.59	$3.57	$5.65	$3.82	$2.11
Income (loss) from investment operations:
Net investment loss (1)	(0.02)	(0.04)	(0.06)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	(1.19)	(0.94)	(1.96)	1.90	1.80
Total from investment operations	(1.21)	(0.98)	(2.02)	1.83	1.75
Less distributions:
Net investment income	-	-	(0.06)	-	(0.04)
Net asset value, end of period *	$1.38	$2.59	$3.57	$5.65	$3.82

Total Return	(46.72)%	(27.45)%	(35.97)%	47.91%	83.88%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$20,815	$44,884	$72,973	$139,644	$116,311
Ratio of total expenses to average net assets	3.02%	2.94%	2.31%	2.29%	2.39%
Ratio of net expenses to average net assets	3.02%	2.94%	2.31%	2.29%	2.39%
Ratio of net expenses excluding loan interest and
fees to average net assets	2.96%	2.85%	2.16%	2.14%	2.29%
Ratio of net investment loss to average net assets	(1.30)%	(1.49)%	(1.30)%	(1.58)%	(1.67)%
Portfolio turnover rate	17%	12%	44%	63%	82%

(1) Average shares outstanding during the period are used to calculate per share data. * Redemption fees from capital share transactions were less than $0.005 per share.

	For the Year Ended December 31,
MIDAS MAGIC	2013	2012	2011	2010	2009
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$18.73	$16.00	$14.73	$13.94	$10.36
Income (loss) from investment operations:
Net investment loss (1)	(0.46)	(0.57)	(0.48)	(0.48)	(0.37)
Net realized and unrealized gain (loss) on investments	7.53	3.30	1.75	1.27	3.95
Total from investment operations	7.07	2.73	1.27	0.79	3.58
Less distributions:
Realized gains	(1.47)	-	-	-	-
Net asset value, end of period *	$24.33	$18.73	$16.00	$14.73	$13.94

Total Return	37.79%	17.06%	8.62%	5.67%	34.56%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$16,738	$13,245	$11,768	$12,240	$11,582
Ratio of total expenses to average net assets	3.37%	4.93%	4.16%	4.22%	4.46%
Ratio of net expenses to average net assets	3.37%	4.93%	4.16%	4.22%	4.46%
Ratio of net expenses excluding loan interest and
fees to average net assets	3.31%	4.76%	3.83%	3.84%	4.11%
Ratio of net investment loss to average net assets	(2.10)%	(3.18)%	(3.17)%	(3.39)%	(3.23)%
Portfolio turnover rate	13%	20%	4%	0%	9%

(1) Average shares outstanding during the period are used to calculate per share data. * Redemption fees from capital share transactions were less than $0.005 per share.

See notes to financial statements.

Financial Statements

FINANCIAL Highlights

	For the Year Ended December 31,
MIDAS PERPETUAL PORTFOLIO	2013	2012	2011	2010	2009
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$1.28	$1.22	$1.30	$1.15	$1.00
Income (loss) from investment operations:
Net investment income (loss) (1)	-	(0.02)	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain on investments	(0.10)	0.08	0.02	0.16	0.18
Total from investment operations	(0.10)	0.06	0.01	0.15	0.17
Less distributions:
Net investment income	-	-	(0.01)	-	-
Realized gains	(0.11)	-	(0.08)	-	(0.02)
Total distributions	(0.11)	-	(0.09)	-	(0.02)
Net asset value, end of period *	$1.07	$1.28	$1.22	$1.30	$1.15

Total Return (2)	(8.17)%	4.92%	0.96%	13.04%	17.03%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$7,718	$14,515	$15,459	$10,620	$8,311
Ratio of total expenses to average net assets (3)	2.22%	2.98%	1.85%	2.51%	2.98%
Ratio of net expenses to average net assets (2) (4)	1.81%	2.48%	1.35%	1.93%	2.23%
Ratio of net expenses excluding loan interest and
fees to average net assets	1.69%	2.48%	1.35%	1.90%	2.22%
Ratio of net investment loss to average net assets (2)	(0.38)%	(1.42)%	(0.45)%	(1.03)%	(1.29)%
Portfolio turnover rate	0%	0%	44%	4%	24%

(1)Average shares outstanding during the period are used to calculate per share data.
(2)Fees contractually waived by the Investment Manager reduced the ratio of expenses to average net assets by 0.41% for the year ended December 31, 2013 and by 0.50% and 0.50% for the years ended December 31, 2012 and 2011, respectively, and by the Investment Manager and Distributor by 0.58%, and 0.75% for the years ended December 31, 2010 and 2009, respectively. The impact of the fee waivers and reimbursements is reflected in both the total return and the ratio of net investment income (loss) to average net assets.
(3)“Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers.
(4)“Net expenses” are the expenses of the Fund as presented in the Statement of Operations after fee waivers.
*Redemption fees from capital share transactions were less than $0.005 per share.

See notes to financial statements.

Financial Statements

REPORTof Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

MIDAS SERIES TRUST

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Midas Series Trust, comprising Midas Fund, Midas Magic, and Midas Perpetual Portfolio as of December 31, 2013, the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds referred to above of Midas Series Trust as of December 31, 2013, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania

February 28, 2014

Supplemental Information

TRUSTEES of the Funds	(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Funds toll-free at 1-800-400-MIDAS (6432) and at www.MidasFunds.com. Unless otherwise noted, the address of record for the Trustees and officers is 11 Hanover Square, New York, New York 10005.

INDEPENDENT TRUSTEES
Name, Address and Date of Birth	Trustee Since (1)	Principal Occupation, Business Experience for the Past Five Years	Funds in Complex Overseen (2)	Other Director- ships Held (3)
Bruce B. Huber CLU, ChFC, MSFS February 7, 1930	1995 Midas Fund 1986 Midas Magic 1981 Midas Perpetual Portfolio	Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ.	6	None
James E. Hunt December 14,1930	1995 Midas Fund 1986 Midas Magic 1980 Midas Perpetual Portfolio	Limited Partner of Hunt Howe Partners LLC (executive recruiting consultants).	6	None
Peter K. Werner August 16, 1959	2004 Midas Fund Midas Perpetual Portfolio 2004 - July 2012 and September 2012 - Present Midas Magic	Since 1996, he has taught, directed and coached many programs at The Governor’s Academy of Byfield MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	6	None
INTERESTED TRUSTEE
Thomas B. Winmill, Esq.(4) P.O. Box 4 Walpole, NH 03608 June 25, 1959	1995 Midas Fund 1997 Midas Magic 1993 Midas Perpetual Portfolio

He is President, Chief Executive Officer, and a Trustee or Director of the Trust, Dividend and Income Fund, and Foxby Corp. He is President, Chief Executive Officer, and General Counsel of the Investment Manager and Bexil Advisers LLC (registered investment advisers, collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively the “Broker-Dealers”), Bexil Corporation, and Winmill & Co. Incorporated (“Winco”). He is a Director and Vice President of Self Storage Group, Inc. He is a Director of Bexil American Mortgage Inc. and Castle Mortgage Corporation. He is Vice President of Tuxis Corporation. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), which currently manage Foxby Corp., Dividend and Income Fund, Midas Magic, and Midas Perpetual Portfolio, and he is the portfolio manager of Midas Fund. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.
			6	Eagle Bulk Shipping Inc.

(1) Trustees not elected annually shall be deemed to be continuing in office until after the time at which an annual meeting is required to be held under the Trust’s Declaration, Bylaws, or applicable law. (2) The “Fund Complex” is comprised of the Trust, Dividend and Income Fund, Foxby Corp., and Self Storage Group, Inc. which are managed by the Investment Manager and its affiliates. (3) Refers to directorships held by a trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act. (4) Thomas B. Winmill is an “interested person” of the Funds as defined by the Act because of his position with the Investment Manager.

Supplemental Information

OFFICERS of the Funds	(Unaudited)

The executive officers, other than those who serve as Trustees, and their relevant biographical information are set forth below.

OFFICERS OF THE FUNDS
Name and Date of Birth	Title and Officer Since	Principal Occupation, Business Experience for the Past Five Years
Mark C. Winmill November 26, 1957	Vice President since 2012.

Vice President of the other investment companies in the Fund Complex and the Advisers. He is a member of the IPCs. He is President, Chief Executive Officer, and a Director of Self Storage Group, Inc. and Tuxis Corporation. He is Executive Vice President and a Director of Winco, Vice President of Bexil Corporation, and a principal of the Broker Dealers.

Thomas O’Malley July 22, 1958	CAO, CFO, Treasurer and Vice President since 2005.

Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, Winco, and Tuxis Corporation. He is also Vice President of Bexil American Mortgage, Inc. He is a certified public accountant.

Heidi Keating March 28, 1959	Vice President since 1988.	Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, Winco, and Tuxis Corporation. She is a member of the IPCs.
John F. Ramirez, Esq. April 29, 1977	General Counsel and Chief Legal Officer since 2012 and Vice President and Secretary since 2008.

General Counsel, Chief Legal Officer, Vice President, and Secretary of the other investment companies in the Fund Complex and Tuxis Corporation. He is Vice President, Senior Associate General Counsel, and Secretary of the Advisers, the Broker-Dealers, Bexil Corporation, and Winco. He is a member of the IPCs. He is Vice President and Secretary of Bexil American Mortgage Inc. He also is a member of the New York State Bar and the Investment Advisers Committee, Small Funds Committee, and the Compliance Advisory Committee of the Investment Company Institute.

Jacob Bukhsbaum, Esq. July 3, 1983	Chief Compliance Officer, AML Officer, Associate General Counsel and Vice President since 2012

Chief Compliance Officer, AML Officer, Associate General Counsel, and Vice President of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, Tuxis Corporation, and Winco. He is a member of the New York State Bar.

Officers hold their positions with the Trust until a successor has been duly elected and qualifies. Officers are generally elected annually at the December meeting of the Board of Trustees. The officers were last elected on December 11, 2013.

Supplemental Information

ADDITIONAL Information	(Unaudited)

Quarterly Schedules of Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form  N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ quarterly reports on Form N-Q are also available on the Funds’ website at www.MidasFunds.com.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-400-MIDAS (6432) and on the website of the SEC at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, by calling 1-800-400-MIDAS (6432), on the website of the SEC at www.sec.gov, and on the Funds’ website at www.MidasFunds.com.

AccountInformation

INVESTwith Midas

MIDAS FUNDS OFFER

•	Regular Accounts

•
IRA Retirement Accounts, including Traditional, Simplified Employee Pension IRA (SEP IRA, a retirement plan specifically designed for, and funded by, self-employed people and small-business owners), Roth and SIMPLE. The Savings Incentive Match Plan for Employees (SIMPLE) plan is devised specifically to help satisfy the needs of small businesses with 100 or fewer employees.

•	Education Savings Accounts

•	Health Savings Accounts

•	Online and toll free telephone account access

•	Electronic delivery of account statements, reports, and prospectus, etc.

Only $1,000 minimum to open a Midas Funds account, with subsequent minimum investments of $100. There is NO FEE to open an account.

Join our free and automatic Midas Bank Transfer Plan and open an account for only $100, and make subsequent monthly investments of $100 or more.

SIGN UP FOR ELECTRONIC DELIVERY

Midas shareholders can now sign up for electronic delivery of their account statements, confirmations, annual and semi-annual reports, prospectuses, and other material to receive Midas information more quickly and conveniently.

It is fast and easy to sign up for electronic delivery. Just follow these three simple steps:

(1)	go to www.MidasFunds.com and log into THE MIDAS TOUCH ® - Account Access

(2)	after logging in, at the Portfolio Summary, click on an account number and then select Account Detail from the left side menu, and

(3)
click on Electronic Document Delivery. On this page you can choose to have either account and confirmation statements or regulatory items, such as annual and semi-annual reports and prospectuses, or both, sent to any e-mail address you wish. That’s it!

Opening Your New Account

INSTRUCTIONS for Online and Paper Applications

ONLINE

To open a Regular Individual or Joint Account, Uniform Gift to Minor Account, or a Traditional, SEP, SIMPLE, or Roth IRA Account, just follow the 3 steps below.

1 Visit www.MidasFunds.com and click “Open an Account” at the top menu bar.

2 Follow the instructions and complete the information to open a new account.

3 Start investing in the Midas Funds of your choice today!

PAPER

To open a Regular Individual or Joint Account or a Uniform Gift to Minor Account, use the paper application on the next page. The number on the instructions below correspond with the number of the section on the application. For a Traditional or Roth IRA Account application, please call 1-800-400-MIDAS (6432) to request that an IRA application be sent in the mail to you or go to www.MidasFunds.com/midas-ira-accounts and print out an IRA application.

1
REGISTRATION If there is more than one owner of the account, the registration will be “Joint Tenants with Right of Survivorship” unless you specify “Tenants in Common.” If this is a Uniform Gift/Transfer to a Minor, please enter all information requested for the minor.

2
MAILING AND E-MAIL ADDRESSES, TELEPHONE NUMBER, AND CITIZENSHIP If you are a non-U.S. citizen residing in the United States, in addition to this Account Application, you will be required to attach a Form W-8 BEN, which can be obtained from the IRS website at www.irs.gov or calling 1-800-829-3676. If this is a Uniform Gift/Transfer to a Minor, please enter all information for the Custodian, including the custodian’s physical address.

3
CHOOSE FUND(S) AND AMOUNT INVESTED Indicate the Fund(s) in which you are opening an account. The opening minimum for a Fund is $1,000 ($100 for Midas Automatic Investment Programs – see Section 7 of the Account Application). The minimum subsequent investment is $100.

4	DISTRIBUTIONS Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct Midas otherwise.

5
SHAREHOLDER COMMUNICATIONS Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above. To learn more about how you can access your account online and sign up for electronic delivery of these materials, please visit www.MidasFunds.com/edelivery.

6
COST BASIS Check the method of cost basis you would prefer. The default cost basis for each of the Midas Funds is the Average Cost method.
Visit www.MidasFunds.com/tax-planning for additional information on cost basis.

7
MIDAS SHAREHOLDER SERVICES - MIDAS BANK TRANSFER PLAN/THE MIDAS TOUCH ® With the free Midas Bank Transfer Plan, you can establish a convenient and affordable long term investment program. The $1,000 minimum investment requirement is waived since the Midas Bank Transfer Plan is designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify the total amount you want to invest each month, the Fund and when you’d like to start.

All shareholders can obtain information about their account 24 hours a day, every day, at www.MidasFunds.com and by automated telephone response at 1-800-400-MIDAS (6432). Only with THE MIDAS TOUCH® can you manage your account by purchasing or redeeming Fund shares using electronic funds transfer, initiate Fund to Fund transfers among the three Midas Funds, and perform transactions through a Shareholder Services Representative.

To activate these features, please indicate your bank routing and account numbers or attach a voided check.

8	SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING After reading this section, please sign and date the Account Application.

SEND BY MAIL Mail your completed Account Application to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders (other than money orders issued by a bank) cannot be accepted.

SEND BY WIRE Call 1-800-400-MIDAS (6432) between 8 am and 6 pm ET, on business days to speak with a Shareholder Services
Representative, for wire instructions.

IF YOU NEED ANY ASSISTANCE IN COMPLETING AN ONLINE OR PAPER APPLICATION,
PLEASE CALL A SHAREHOLDER SERVICES REPRESENTATIVE AT 1-800-400-MIDAS (6432)
BETWEEN 8 AM AND 6 PM ET ON BUSINESS DAYS.

Open your account online at www.MidasFunds.com or use this Account Application to open a regular Midas Account. Mail the completed Application and check payable to Midas Funds to:

Midas Funds, Box 6110, Indianapolis, IN 46206-6110

For an IRA application, please call 1-800-400-MIDAS (6432) or go to www.MidasFunds.com/midas-ira-accounts

NEW ACCOUNT Paper Application

IMPORTANT: In compliance with the USA Patriot Act, federal law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we must get your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone authorized to sign or transact on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs.

1 REGISTRATION (Please Type or Print) *For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. ET.*

Individual or Custodian of a Gift/Transfer to a Minor:

First Name | Middle Initial | Last Name | Social Security # | Date of Birth

Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified here as Tenants in Common ☐

First Name | Middle Initial | Last Name | Social Security # | Date of Birth

Gift/Transfer to a Minor:

Minor's First Name | Minor's Middle Initial | Minor's Last Name | Minor's Social Security # | Minor's Date of Birth

Minor's Address (if different than Custodian Address) | City | State/Zip

Street Address (Physical Address) | City | State / Zip | Daytime Telephone

Mailing Address (if different from above) | City | State / Zip | Daytime Telephone

E-mail address

Citizen of ☐ U.S. ☐ Other: Owner (If other, attach IRS Form W-8)

Citizen of ☐ U.S. ☐ Other: Joint Owner (If other, attach IRS Form W-8)

PLEASE TELL US HOW YOU HEARD ABOUT MIDAS:

3 FUND(S) CHOSEN AND AMOUNT INVESTED ($1,000 minimum per Fund)

Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the free, automatic Midas Bank Transfer Plan (see Section 7).

MIDAS FUND		MIDAS MAGIC		MIDAS PERPETUAL PORTFOLIO		TOTAL
$	+	$	+	$	=	$

By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks and money orders will not be accepted.

By Wire: Please complete this Application (except for the sentence in brackets below) and fax to 1-317-937-3014 with the name of the sending bank and amount to be wired before making an initial investment by wire. You will then be assigned a Midas account number and wiring address. Then, fill in the blanks below and mail to Midas.

[Please indicate the assigned Midas account number ____________________ and the date the wire was sent ____________________.]

4 DISTRIBUTIONS

If no box is checked, the Automatic Compounding Option will be assigned to increase the shares you own.

☐ Automatic Compounding Option Dividends and distributions reinvested in additional shares.

☐ Payment Option ☐ Dividends in cash, distributions reinvested. ☐ Dividends and distributions in cash.

5 SHAREHOLDER COMMUNICATIONS

Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above by U.S. mail. After your Midas account is established, to change to edelivery please visit www.MidasFunds.com/edelivery and follow the instructions to log into "THE MIDAS TOUCH® Account Access."

MPAR13

Midas Annual Report 2013 | 35

6 COST BASIS If no box is checked, the Average Cost method will be assigned as the default cost basis method.

☐ Average Cost ☐ First In, First Out ☐ Last In, First Out ☐ Low Cost, First Out ☐ High Cost, First Out ☐ Loss/Gain Utilization

☐ Specific Lot Identification We collect this information to report cost basis information on IRS Form 1099-B. This cost basis method will be applied to all mutual funds with the same ownership unless a different method is provided for specific funds on a separate page. Visit **www.MidasFunds.com/tax-planning** for information on cost basis.

7 MIDAS BANK TRANSFER PLAN AND THE MIDAS TOUCH® - Check the box for the service(s) you want for your account, and below please attach a voided check.

☐ Midas Bank Transfer Plan - Starting ______________ (date) automatically purchase shares of ________________________ (Fund Name) each month by transferring $ __________ ($100 minimum) from my bank account each month. I understand there is no charge by Midas for this service.

☐ THE MIDAS TOUCH® - All Midas shareholders can access account information 24 hours a day, every day, at www.MidasFunds.com and 1-800-400-MIDAS (6432). With THE MIDAS TOUCH®, you can also manage your account by purchasing or redeeming Fund shares with the proceeds from and to your bank account, transfer among the three Midas Funds, and perform telephone transactions through a Shareholder Services Representative.

To participate in the Midas Bank Transfer Plan or to get THE MIDAS TOUCH®, please attach a voided check here.

John and Jane Doe
123 Main Street
MyTown, USA 12345
1003
Date
PAY TO THE ORDER OF
$
DOLLARS
BANK NAME
BANK ADDRESS
MEMO
012345678 0123456789 1003

8 SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

"I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund's privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Midas Securities Group, Inc., (collectively "Service Agents") are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien)." (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of ☐ Owner ☐ Custodian Date Signature of Joint Owner (if any) Date

This Account Application must be signed and completed for all authorized signers.

36 Midas Annual Report 2013

WITH THE MIDAS TOUCH®, YOU ENJOY ENHANCED ACCESS AT ANY TIME, ONLINE AT WWW.MIDASFUNDS.COM OR BY TELEPHONE 1-800-400-MIDAS (6432), TO

• Open a Midas investment account online

•  Monitor your investments

• Retrieve your account history

• Review recent transactions

• Obtain Fund prices

• Check your account balances and account activity

• Obtain prospectuses, shareholder reports, and account applications, as well as IRA transfer forms and Automatic Investment Program forms for regular monthly investing

• Purchase or redeem Fund shares using electronic funds transfer to move money to or from your authorized bank account

• Initiate account transactions, such as Fund to Fund transfers among the three Midas Funds

• Make transactions through a Shareholder Services Representative Monday through Friday, from 8 a.m. to 6 p.m. ET

MIDAS FUNDS
P.O. BOX 6110
INDIANAPOLIS, IN 46206-6110

1-800-400-MIDAS (6432) FOR INVESTMENT INFORMATION

Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. One of Midas’ guiding principles is that we will communicate with our shareholders as candidly as possible because we believe shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, Funds, and the economy are “forward looking statements” which may or may not be accurate and may be materially different over future periods. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Thus, you should not place undue reliance on forward looking statements, which also speak only as of the date of this Report. Current performance may be lower or higher than the performance quoted herein. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. The Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money.

Midas Securities Group, Inc., Distributor. Member, FINRA.

MIDAS FUNDS
Discovering Opportunities®

P.O. Box 6110
Indianapolis, IN 46206-6110

Return Service Requested

SAVE THE DATE!

THURSDAY APRIL 3, 2014
4:00 P.M. ET

TELECONFERENCE
WITH MIDAS PORTFOLIO MANAGERS

Details at www.MidasFunds.com

Go Green
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www.MidasFunds.com/edelivery

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MFAR13

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be found on the registrant's website, www.midasfunds.com, or a copy of the Code may be obtained free of charge by calling collect 1-212-480-6432.

Item 3. Audit Committee Financial Expert.

        The registrant's Board of Directors has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2013 - $58,500
2012 - $57,500

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES

2013 - $4,500
2012 - $4,500

Audit related  fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

TAX FEES

2013 - $10,500
2012 - $6,750

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

ALL OTHER FEES

2013 - N/A
2012 - N/A

(e)
(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant, and any non-audit services proposed to be provided by such auditors to the registrant's Investment Manager, if the engagement relates directly to the registrant's operations or financial reporting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the registrant to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $30,750 and $35,500 respectively.

(h)
The registrant's audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

        The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt and Peter K. Werner.

Item 6. Schedule of Investments.

        Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

                    There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.
(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 11, 2014	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

March 11, 2014	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

March 11, 2014	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

March 11, 2014	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer